Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

21.   Subsequent events

Preliminary Non-Binding "Going Private" Proposal

The Group's board of directors (the "Board") has received a preliminary non-binding proposal letter (the "Proposal") dated January 21, 2021 from its chairman and chief executive officer, Mr. Wei Wen ("Mr. Wen"), proposing to acquire all of the outstanding ordinary shares (the "Shares") of the Company, including Shares represented by American depositary shares (the "ADSs," each representing sixteen (16) Class A ordinary shares), that are not already owned by Mr. Wen for a purchase price of US$4.25 per ADS in cash in a going private transaction (the "Proposed Transaction"), subject to certain conditions. According to the Proposal, the Proposed Transaction is intended to be financed through debt and/or equity capital, where equity capital will be provided at least in part by Mr. Wen in the form of rollover equity in the Company. The Board cautions the Company's shareholders and others considering trading the Company's securities that the Board has just received the Proposal and has not had an opportunity to carefully review and evaluate the Proposal or make any decision with respect to the Company's response to the Proposal. There can be no assurance that any definitive offer will be made, that any definitive agreement will be executed relating to the Proposed Transaction or that this or any other transaction will be approved or consummated. The Company does not undertake any obligation to provide any updates with respect to this or any other transaction, except as required under applicable law.

Disposal of a long-term investment

On January 27, 2021, TuanChe Internet Information Service (Beijing) Co., Ltd. ("TuanChe Internet") disposed the investment of Fat Magpie (Beijing) technology Co., Ltd. ("Fat Magpie") with a consideration of RMB5.4 million to a third-party individual, Mr. Wang Zhengsong.

Additional investment of a long-term investment

On January 31, 2021, TuanChe Internet entered into an agreement with Shanghai Three Drivers Culture Media Co., Limited (“STDC”) that it will make an additional investment of RMB2.3 million in cash for an additional 9% equity interest in STDC in order to further develop social media advertising business. Upon the completion of the transaction, TuanChe Internet will own 49% shares in STDC. TuanChe Internet will continue to apply the equity method of accounting to account for its equity investment in common stock of STDC, over which it has significant influence but does not own a majority equity interest or otherwise control.